                                                                   EXHIBIT 10.47

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[______]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                  ADDENDUM TO
            FIBER OPTIC CAPACITY MARKETING AND OPERATING AGREEMENT


     THIS ADDENDUM TO FIBER OPTIC CAPACITY MARKETING AND OPERATING AGREEMENT, for good and valuable consideration, is made this 10th day of July, 1997, by and between Florida Power & Light Company ("FPL") and Interstate FiberNet or its Assign ("IFN").

     1. This Addendum is intended to confirm and ratify the terms of that certain Fiber Optic Capacity Marketing and Operating Agreement entered into between the parties and dated March 21, 1996 ("Agreement"), except as specifically modified herein.

     2.   Paragraph 4.5.5,  Billing and Collection, of that Agreement shall be
                            ----------------------
deleted and replace by the following paragraph:

4.5.5  Billing and Collection  IFN shall bill and collect monthly from all
       ----------------------
Licensees all License fees. Payments will be due on the 20th day of the month in which service is provided, and IFN shall forward to FPL by wire transfer the aggregate sum of such License fees contracted for less IFN's commission as set forth in Exhibit "E", attached hereto and incorporated herein. If service is initiated prior to the 20th day of the first month of service, then the first payment shall be due on the 20th day of the month following acceptance of service and shall include payment for the partial initial month and the next month's charges. If service is initiated on or after the 20th day of the first month of service, then the first payment shall be due on the 20th day of the second month following acceptance of service and shall include payment for the partial initial month and the next two month's charges. If FPL does not receive payment within one month of the due date, then FPL may assess a late payment charge of one and a half (1 1/2) percent of the amount due per month calculated on a daily basis or the highest amount then permitted by law, whichever is higher. Failure to forward such payment to FPL as due and after notice of such nonpayment by FPL to IFN and after a 15 day cure period shall constitute a default going to the essence of this Agreement and FPL, at its discretion, may cancel this Agreement in whole or in part.

     3. Exhibit E, Commission Schedule, of that Agreement shall be amended by deleting the existing Exhibit E and replacing such Exhibit E with the Exhibit E attached hereto and incorporated herein.

     4. Except as this Addendum has amended and changed the Fiber Optic Capacity Marketing and Operating Agreement, the terms, conditions and provisions of that Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, IFN  and FPL have executed this Addendum the day and year first above written.


FLORIDA POWER & LIGHT COMPANY           COMPANY:

By: /s/ Neil Flynn                      By: /s/ Doug Shumate
   ----------------------------------       -------------------------------

Print Name: Neil Flynn                  Print Name: Doug Shumate
           --------------------------               -----------------------

Title: Director of Telecommunications
        and Technology                  Title: Snr. VP CFO
      -------------------------------          ----------------------------

                                        Attest: /s/ Jackie Rogers
                                               ----------------------------
                                                        (Seal)



                                              Approved as to Form by
                                              FPL Law Department
                                              [SIGNATURE ILLEGIBLE], Attorney
                                              ------------------------






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                                   EXHIBIT E

                                   [Amended]

                              COMMISSION SCHEDULE

            For purposes of this commission schedule, [_______________________
            _________________________________________________________________
            ________________________________________________________________
            ________________________________________________]

FPL shall pay IFN for IFN's Marketing and Operating Services provided under this Agreement as follows:

                        [_] of total monthly capacity revenues remitted to FPL under all License Agreements up to [_______]

                        [_] of total monthly capacity revenues remitted to FPL under all License Agreements in excess of [_______]and up to [______], and

                        [_] of monthly capacity revenues remitted to FPL under all License Agreements in excess of [_______]

[_______________________________________________________________________________
_________________________________________________________________________
________________________________________________]

For joint circuits which are routes including sections within FPL's network as well as the balance of IFN's network, FPL will pay to IFN the commissions shown above for capacity revenue on the FPL system which results from the marketing efforts of IFN (that is, [_] on monthly capacity revenues up to [______], [_] on monthly capacity revenues in excess of [_______]up to [______], and [_] on monthly capacity revenues in excess of [______]). Reciprocally, on joint circuits, IFN will pay to FPL the same commissions shown above, less [_], for capacity revenue on the balance of the IFN system which results from the marketing efforts of FPL (that is, [_]on monthly capacity revenues up to [______], [_] on monthly capacity revenues up to [______], [_] on monthly capacity revenues in excess of [______] up to [______], and [_] on monthly capacity


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                                   EXHIBIT E

                                  (Continued)

revenues in excess of [_______].

[________________________________________________________________].

[________________________________________________________________].


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